EXHIBIT 99.1

FIRST AMENDMENT TO
MASTER REPURCHASE AND SECURITIES CONTRACT AND OTHER REPURCHASE DOCUMENTS

THIS FIRST AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AND OTHER REPURCHASE DOCUMENTS, dated as of April 2, 2013 (this “Amendment No. 1”), is entered into by and among RCC Real Estate SPE 4, LLC, as seller (together with its permitted successors and assigns in such capacity, “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as buyer (together with its successors and assigns in such capacity, “Buyer”), and WELLS FARGO BANK, N.A., as custodian (together with its successors and assigns in such capacity, “Custodian”), and as acknowledged and agreed by RCC REAL ESTATE, INC., as pledgor (together with its successors and permitted assigns, in such capacity, “Pledgor”), and RESOURCE CAPITAL CORP., as guarantor (together with its successors and permitted assigns, in such capacity, “Guarantor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

R E C I T A L S

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of February 27, 2012 (the “Existing Repurchase Agreement”);

WHEREAS, Seller, Buyer and Custodian are parties to that certain Custodial Agreement, dated as of February 27, 2012 (as amended by this Amendment No. 1, and as further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Custodial Agreement”);

WHEREAS, Seller and Buyer are parties to that certain First Amended and Restated Fee Letter (RCC Real Estate SPE 4, LLC), dated as of April 2, 2013 (as the same may be amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Fee Letter”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement and the Custodial Agreement. The Existing Repurchase Agreement, as amended by this Amendment No. 1, and as further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, shall be referred to herein as the “Repurchase Agreement.”

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.    Amendments to Repurchase Agreement.

(a)    The following definitions in Article II of the Repurchase Agreement are amended and restated in its entirety as follows:

““Concentration Limit”: Unless otherwise agreed to in writing by Buyer, with respect to the Purchased Assets, as follows:

(a)    the aggregate outstanding Purchase Price for Hotel-Related Assets shall not exceed 25% of the Maximum Amount;

(b)    the aggregate outstanding Purchase Price for Flex Assets shall not exceed 30% of the Maximum Amount; and

(c)    the aggregate outstanding Purchase Price of any Purchased Asset shall not exceed $30,000,000.”

““Fee Letter”: The First Amended and Restated Fee Letter, dated as of April 2, 2013, between Buyer and Seller, as amended, modified, waived, supplemented, extended, restated or replaced from time to time.”

““Flex Asset”: A Whole Loan (other than a Hotel-Related Asset) that is classified as a “Flex Asset” in the discretion of Buyer, provided, in all cases, any such Whole Loan shall have (a) a Debt Yield that is at least equal to the Required Debt Yield Percentage and (b) a PPV that is less than or equal to Required PPV Percentage. The decision to purchase (and, if Buyer decides to purchase, the terms and conditions for purchase) any such Whole Loan shall be in the discretion of Buyer and the designation of any such Whole Loan as a Flex Asset shall be in the discretion of Buyer; provided, in no event shall a Hotel-Related Asset be a Flex Asset.”

““Initial Facility Termination Date”: February 27, 2015.”

““Maximum Amount”: $250,000,000, as such amount may be reduced in accordance with the following proviso; provided, that on and after the earlier of the Funding Expiration Date and the Facility Termination Date, the Maximum Amount on any date shall be the aggregate Purchase Price outstanding for all Transactions as of such date, as such amount declines over the term hereof as Purchased Assets are repurchased, Purchase Price is repaid and Margin Deficits are satisfied.”

(d)    The following definitions are hereby added to Article II of the Repurchase Agreement in appropriate alphabetical order:

““Additional Structuring Fee”: Defined in the Fee Letter.”

““Initial Extension Fee”: Defined in the Fee Letter.”

Section 2.	Amendment to Custodial Agreement.

Annex 4 to the Custodial Agreement is hereby amended and restated in its entirety with Exhibit A attached hereto.

Section 3.	Repurchase Documents in Full Force and Effect as Modified.

Except as specifically modified hereby or in the Fee Letter, the Repurchase Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Repurchase Documents shall be deemed to mean the Repurchase Documents as modified by this Amendment No. 1 and the Fee Letter. This Amendment No. 1 and the Fee Letter shall not constitute a novation of the Repurchase Documents, but shall constitute modifications thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Documents, as modified by this Amendment No. 1 and the Fee Letter, as though such terms and conditions were set forth herein.

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Section 4.    Representations.

Seller, Guarantor and Pledgor represent and warrant, as of the date of this Amendment No. 1, as follows:

(a)    it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;

(b)    the execution, delivery and performance by it of this Amendment No. 1 and the Fee Letter are within its corporate, company or partnership powers, has been duly authorized and does not contravene (i) its Governing Documents or its applicable resolutions, (ii) any Requirements of Law or (iii) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c)    other than applicable resolutions, no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1 or the Repurchase Documents;

(d)    this Amendment No. 1 and the Fee Letter have been duly executed and delivered by it;

(e)    each of this Amendment No. 1 and the Repurchase Documents constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by Insolvency Laws and by general principles of equity;

(f)    no Default or Event of Default exists or will exist after giving effect to this Amendment No. 1 and the Fee Letter;

(g)    none of Seller, Guarantor nor Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, actions, causes of action, demands, damages or liabilities of any kind or nature, in all cases whether legal or equitable, available to Seller, Guarantor, Pledgor or any other Person with respect to (i) this Amendment No. 1, the Repurchase Agreement or the Repurchase Documents, as modified and amended hereby, (ii) the obligation of Seller to repay the Obligations and other amounts due under the Repurchase Documents or (iii) Buyer or Buyer's respective officers, employees, representatives, agents, counsel or directors arising out of or from or in any way related to or in connection with the Repurchase Agreement or the Repurchase Documents, including, without limitation, any action by such Persons, or failure of such Persons to act, under the Repurchase Agreement or the other Repurchase Documents on or prior to the date hereof;

(h)    the representations and warranties of Seller, Guarantor and Pledgor set forth in the Repurchase Documents to which such entity is a party are true and correct in all material respects as of the date hereof other than those representations and warranties that refer to a specific date, in which case they are true and correct as of such earlier date; and

(i)    after giving effect to this Amendment No. 1 and the Fee Letter, Seller, Guarantor and Pledgor are in compliance with each of their covenants set forth in the Repurchase Documents.

Section 5.    Conditions Precedent.

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(a)    The effectiveness of this Amendment No. 1 and the Fee Letter are subject to the following conditions precedent: (i) delivery to Buyer of this Amendment No. 1 and the Fee Letter, duly executed by each of the parties hereto and thereto, (ii) payment to Buyer of the Additional Structuring Fee and the Initial Extension Fee, which Additional Structuring Fee and Initial Extension Fee shall be fully earned upon the effectiveness of this Amendment No. 1, shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs, expenses and other amounts payable pursuant to the Repurchase Agreement and the other Repurchase Documents, (iii) delivery to Buyer of an opinion of counsel to Seller, in form acceptable to Buyer, regarding the execution, delivery and enforceability of Amendment No. 1 and the Fee Letter, together with such other legal opinions as Buyer may reasonably request, and (iv) delivery to Buyer of such other documents, agreements, certifications or legal opinions as Buyer may reasonably require. By its release of its signature page to this Agreement, Buyer acknowledges that the conditions precedent have been satisfied and this Amendment No. 1 is in full force and effect.

(b)    Seller acknowledges and agrees that it shall pay all legal fees and expenses of Moore & Van Allen, PLLC, as counsel to Buyer, relating to this Amendment No. 1 and the Fee Letter in an amount to be set forth on a separate invoice, within ten (10) Business Days of receipt of such invoice.

Section 6.    Miscellaneous.

(a)    This Amendment No. 1 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. The parties intend that faxed signatures and electronically imaged signatures such as PDF files shall constitute as original signatures and are binding on all parties.

(b)    The descriptive headings of the various sections of this Amendment No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)    This Amendment No. 1 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(d)    The interpretive provisions of Section 2.02 to the Repurchase Agreement are incorporated herein mutadis mutandis.

(e)    This Amendment No. 1 (together with the other Repurchase Documents, as amended hereby) represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(f)    THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDCANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(g)    In consideration of Buyer entering into this Amendment No. 1 and the Fee Letter, Seller, Guarantor and Pledgor hereby waive, release and discharge Buyer and Buyer's officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises out of or from or in any way relating to or in connection with the Repurchase Agreement or the Repurchase Documents, including, but not limited to, any action or failure to act under the Repurchase Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damage and liabilities arising out of such Person's gross negligence or willful misconduct in connection with the Repurchase Agreement or the other Repurchase Documents.

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(h)    The Guarantor and the Pledgor (i) agree to and consent to the terms and provisions of this Amendment No. 1 and the Fee Letter, (ii) acknowledge and confirm that the Guaranty and the Pledge Agreement remain in full force and effect notwithstanding this Amendment No. 1 and the Fee Letter, and (iii) reaffirms their obligations under the Guaranty and the Pledge Agreement (as applicable).

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First Amendment to
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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:

RCC Real Estate SPE 4, LLC

By: /s/ David Bloom
Name: David Bloom
Title: Senior Vice President

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First Amendment to
Master Repurchase and Securities Contract
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BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ John Nelson
Name:    John Nelson
Title:    Managing Director

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First Amendment to
Master Repurchase and Securities Contract
(Wells Fargo/RCC Real Estate SPE 4, LLC)

CUSTODIAN:

WELLS FARGO BANK, N.A.

By: /s/ Kathleen Marshall_______________________
Name: Kathleen Marshall
Title: Vice President

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First Amendment to
Master Repurchase and Securities Contract
(Wells Fargo/RCC Real Estate SPE 4, LLC)

Acknowledged and agreed this 2nd day of
April, 2013.

RCC REAL ESTATE, INC., a Delaware corporation,
as Pledgor

By: /s/ John Lee
Name: John Lee
Title: Vice President

RESOURCE CAPITAL CORP., a Maryland corporation,
as Guarantor

By: /s/ Joan M. Sapinsley
Name: Joan M. Sapinsley
Title: Senior Vice President

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First Amendment to
Master Repurchase and Securities Contract
(Wells Fargo/RCC Real Estate SPE 4, LLC)

Exhibit A

Replacement Annex 4 to the Custodial Agreement

ANNEX 4

This Annex sets forth Custodian's review procedures (“Review Procedures”) for each item listed below delivered by Seller pursuant to the Custodial Agreement, dated as of February 27, 2012 (as amended, modified, waived, supplemented, extended, restated or replaced from time to time, the “Custodial Agreement”), by and among RCC Real Estate SPE 4, LLC, as seller (together with its successors and permitted assigns, “Seller”), Wells Fargo Bank, N.A., as custodian (together with its successors and permitted assigns, “Custodian”), and Wells Fargo Bank, National Association, as buyer (together with its successors and assigns, “Buyer”), to which this Annex is attached. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Custodial Agreement.

1.
All original documents appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and/or the Underlying Obligor, as applicable.

2.
The amount of the Mortgage Note is the same as the amount specified on the related Mortgage, and/or Seller Asset Schedule, as applicable. The initial maturity date of the Mortgage Note and the date of the Mortgage Note are as specified in the related Mortgage Note and/or the Seller Asset Schedule, as applicable.

3.	The mortgagee is the same as the payee on the Mortgage Note.

4.	The Mortgage contains a legal description other than the address, city and state on the first page and has evidence of recording thereon.

5.	The notary section (acknowledgment) is present and attached to the related Mortgage and is signed.

6.
None of the Mortgage Loan Documents contain any notations on their face that appear in the good faith judgment of Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer.

7.	The Mortgage Note is endorsed in blank by the named holder or payee thereof.

8.
Each original assignment of any Mortgage Loan Document and any intervening assignment thereof, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, are in recordable form, as applicable, and the assignments evidence a complete chain of assignment and transfer of the related Mortgage Loan Documents from the originating Person to Seller and from Seller in blank.

9.	The date of each intervening assignment is on or after the date of the related Mortgage Loan Documents and/or the immediately preceding assignment, as the case may be.

10.	The notary section (acknowledgment) is present and attached to each intervening assignment and is signed.

Exhibit A - 1

First Amendment to
Master Repurchase and Securities Contract
(Wells Fargo/RCC Real Estate SPE 4, LLC)